                                                                      Exhibit 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, Verne G. Istock, William P. Boardman, Charles W. Scharf, Christine A. Edwards, M. Eileen Kennedy, James L. Foorman and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 (or, if deemed appropriate by the General Counsel of this Corporation, Form S-4) relating to securities (including, but not limited to, preferred securities and debt securities) to be issued or guaranteed by BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation on July 18, 2000, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Signature                              Title
     ---------                              -----


/s/ William P. Boardman                 Director
-----------------------
William P. Boardman

/s/ John H. Bryan                       Director
-----------------------
John H. Bryan

                                        Director
-----------------------
Siegfried Buschmann

/s/ James S. Crown                      Director
-----------------------
James S. Crown

/s/ James Dimon                         Principal Executive Officer and Director
-----------------------
James Dimon

/s/ Bennett Dorrance                    Director
-----------------------
Bennett Dorrance

/s/ Dr. Maureen A. Fay, O.P.            Director
-----------------------
Dr. Maureen A. Fay, O.P.

/s/ John R. Hall                        Director
-----------------------
John R. Hall

/s/ Verne G. Istock                     Director
-----------------------
Verne G. Istock

/s/ Laban P. Jackson, Jr.               Director
-----------------------
Laban P. Jackson, Jr.

/s/ John W. Kessler                     Director
-----------------------
John W. Kessler

/s/ Richard A. Manoogian                Director
-----------------------
Richard A. Manoogian

/s/ William T. McCormick                Director
-----------------------
William T. McCormick

/s/ Thomas E. Reilly, Jr.               Director
-----------------------
Thomas E. Reilly, Jr.

/s/ John W. Rogers, Jr.                 Director
-----------------------
John W. Rogers, Jr.

                                        Director
-----------------------
Thekla R. Shackelford

/s/ Alex Shumate                        Director
-----------------------
Alex Shumate

/s/ Frederick P. Stratton, Jr.          Director
-----------------------
Frederick P. Stratton, Jr.


/s/ Robert D. Walter                    Director
-----------------------
Robert D. Walter

/s/ Charles W. Scharf
-----------------------
Charles W. Scharf                       Principal Financial Officer

Dated: July 18, 2000

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, William P. Boardman, Charles W. Scharf, Christine A. Edwards, M. Eileen Kennedy, James L. Foorman and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 (or, if deemed appropriate by the General Counsel of this Corporation, Form S-4) relating to securities (including, but not limited to, preferred securities and debt securities) to be issued or guaranteed by BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation on July 18, 2000, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ William J. Roberts                  Principal Accounting Officer
-----------------------
William J. Roberts


September 22, 2000